Exhibit 10.24

AMENDMENT NO. 1 TO

AMENDED AND RESTATED SECURITYHOLDER AGREEMENT

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SECURITYHOLDER AGREEMENT (this “Amendment”) is made as of                     , 2011, among Thermon Group Holdings, Inc., a Delaware corporation (the “Company”), CHS Private Equity V LP, a Delaware limited partnership (the “Fund”), CHS Associates V, a Delaware general partnership (“CHS Associates V”), Thompson Street Capital Partners II, L.P., a Delaware limited partnership (“TSCP”), Crown Investment Series LLC—Series 4, a Delaware series limited liability company (“Crown”), and Star Investment Series LLC—Series 1, a Delaware series limited liability company (“Star”, and together with TSCP and Crown, the “Co-Investors”).

R E C I T A L S:

A.                                   The Company, the Fund, CHS Associates V, the Co-Investors and the other Securityholders who are signatories thereto are parties to that certain Amended and Restated Securityholder Agreement, dated as of April 30, 2010 (the “Securityholder Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Securityholder Agreement.

B.                                     Section 7.3 of the Securityholder Agreement provides that the Securityholder Agreement may be amended by the Company with the written consent of the Fund and the Securityholders (other than the Fund and any Fund Associate) owning a majority of shares of Common Stock then owned by such Securityholders, subject to certain exceptions as set forth therein.

C.                                     The Co-Investors own a majority of shares of Common Stock outstanding (other than shares held by the Fund and any Fund Associate) on the date hereof.

D.                                    The Company is currently taking certain preliminary actions to sell shares of its Common Stock in an initial public offering (the “IPO”) of its shares of Common Stock, including the filing of a Registration Statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission.

E.                                      The Company, the Fund, CHS Associates V and the Co-Investors desire to amend certain provisions of the Securityholder Agreement in connection with the IPO.

A G R E E M E N T S:

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Effective Date.  Notwithstanding anything contained in this Amendment to the contrary, this Amendment shall automatically and without any further action by the parties hereto become effective upon consummation of the IPO.  Prior to the consummation of the IPO, this Amendment shall have no force or effect.

2.                                       Definitions.

(a)                                  The following definition of “IPO” is hereby added to Section 1.3:

““IPO” means the Company’s initial Public Offering of Shares.

(b)                                 The following definition of “IPO Overallotment Option” is hereby added to Section 1.3:

““IPO Overallotment Option” means the option granted to the underwriters in the IPO to purchase additional Shares on the same terms and conditions as the Shares being offered to the public in the base IPO within 30 days of the pricing of the IPO.”

(c)                                  The following definition of “Manager IPO Overallotment Shares” is hereby added to Section 1.3:

““Manager IPO Overallotment Shares” has the meaning set forth in Section 3.4(a).”

(d)                                 The definition of “Open Market Transaction” is hereby amended and restated in its entirety to read as follows:

““Open Market Transactions” means any Transfer of Shares by a Manager in the open market following the IPO.”

(e)                                  The definition of “Qualified Public Offering” set forth in Section 1.3 of the Securityholder Agreement is hereby amended and restated in its entirety to read as follows:

““Qualified Public Offering” means a Public Offering, including the IPO, in which the aggregate gross proceeds (prior to any underwriting or brokerage discounts or commissions or expenses related to such Public Offering), are at least $75,000,000.”

3.                                       Open Market Transactions. Section 3.4 of the Securityholder Agreement is hereby amended and restated in its entirety to read as follows:

“3.4                           Transfer of Shares in Open Market Transactions. This Section 3.4 shall apply to any proposed Transfer of Shares by any Manager in an Open Market Transaction.  During each calendar quarter during which sales of Shares are permitted to be made in accordance with agreements (“Standstill Agreements”) with the underwriters engaged in connection with a Public Sale, and during each calendar quarter following the termination of the Standstill Agreements, any Manager that desires to Transfer Shares in an Open Market Transaction may sell such number of Shares as follows:

(a)                                  if the IPO Overallotment Option is exercised and all Managers who have validly requested to sell Shares in the IPO Overallotment Option (the “Manager IPO Overallotment Shares”) are able to sell all such Shares so requested, then such Manager shall be entitled to Transfer in Open Market Transactions during each calendar quarter up to twelve-and-a-half percent (12.5%) of the Shares held by such Manager (determined on a Fully-Diluted Basis) immediately following the acquisition of Shares acquired by the underwriters pursuant to the exercise of the IPO Overallotment Option; and

(b)                                 if the IPO Overallotment Option is not exercised or exercised in part and all Managers who have validly requested to sell Manager IPO Overallotment Shares are unable to sell all of the IPO Overallotment Shares so requested, then such Manager shall be entitled to Transfer in Open Market Transactions during each calendar quarter up to twenty-five percent (25%) of the Shares held by such Manager (determined on a Fully-Diluted Basis) immediately following the acquisition of Shares acquired by the underwriters pursuant to the exercise or expiration of the IPO Overallotment Option.

Fifteen (15) business days prior to the beginning of each calendar quarter during which sales of Shares are permitted under the Standstill Agreements, and fifteen (15) days prior to each calendar quarter after the termination of the Standstill Agreements, a Manager that desires to Transfer Shares shall deliver a written notice to the Board setting forth the number of Shares that such Manager desires to sell (up to such Manager’s aggregate quarterly maximum specified above) in Open Market Transactions during the succeeding quarter.  Any Shares sold in an Open Market Transaction shall cease to be bound by the terms and provisions of this Agreement.  The provisions of this Section 3.4 shall terminate and have no force or effect if at any time the Fund and any Fund Associate collectively own less than ten percent (10%) of the outstanding Shares.”

4.                                       Board of Directors.

(a)                                  Section 5.1 of the Securityholder Agreement is hereby amended and restated in its entirety to read as follows:

“5.1                           Board of Directors.  At all times during the term of this Agreement, each Securityholder shall Vote its shares of Common Stock and take all other necessary or desirable actions within such Securityholder’s control or power (including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) to cause the Board (and, if requested by the Fund, any board of directors, board of managers or similar governing body of any Subsidiary) to be comprised of the following Persons:

(a)                                  So long as the Fund and any Fund Associate collectively own at least five percent (5%) of the outstanding Shares, one director (the “Fund Director”) as designated by the Fund from time to time.  The Fund shall have the right to remove the Fund Director at any time, and to fill any vacancy arising from time to time with respect to the Fund Director.  In addition, so long as the Fund and any Fund Associate collectively own at least five percent (5%) of the outstanding Shares, the Fund shall have the right to designate an observer reasonably acceptable to the Company (the “Observer”) to attend each meeting of the Board; provided, however, that the Observer may be excluded from all or a portion of any such Board meeting if in the judgment of legal counsel to the Company Group, such exclusion is necessary to preserve the attorney-client privilege during such meeting or portion thereof.  The Observer shall be entitled to receive notice of all Board meetings in the same manner and at the same time as the members of the Board and shall be entitled to participate in all Board meetings, but the Observer shall not be entitled to vote on any matters submitted to the Board.  The appointment of the Observer to the Board shall not limit the ability of the Board to take action without a meeting so long as such action is permissible under applicable law and this Agreement.  Each Observer agrees to keep strictly confidential the topics and substance of discussions that occur at the Board meeting as well as any information presented or otherwise obtained at or in connection therewith.

(b)                                 So long as Thompson Street Capital Partners II, L.P., a Delaware limited partnership and a Co-Investor (“TSCP”), owns at least five percent (5%) of the outstanding Shares, one (1) director (the “TSCP Director”) as designated by TSCP, from time to time.  TSCP shall have the right to remove the TSCP Director at any time and to fill any vacancy arising from time to time with respect to the TSCP Director.  Notwithstanding the foregoing, TSCP agrees to remove the TSCP Director prior to the first anniversary of the listing date of the Common Stock with the New York Stock Exchange.

Directors need not be residents of the State of Delaware.”

5.                                       Purchase Rights Acknowledgment by Managers.  Section 5.6 of the Securityholder Agreement is hereby deleted in its entirety.

6.                                       Piggyback Registration.  Section 6.1(b) of the Securityholder Agreement is hereby amended and restated in its entirety to read as follows:

“(b)                           Piggyback Registration.  If, at any time or times, the Company determines (or is required as a result of a Demand Registration) to file with the SEC a registration statement covering any Shares, other than Shares or other securities of the Company which are issuable in an offering (i) to officers or employees of the Company or its Subsidiaries pursuant to an employee stock option, bonus or other employee benefit plan, or (ii) in connection with the acquisition of another Person’s business (whether by acquisition of stock or assets, merger, consolidation or other similar transaction) or the formation of a joint venture, in each case by the Company or any of its Subsidiaries (a “Piggyback Event”), the Company shall (promptly after the filing of such registration statement with the SEC) notify each Securityholder in writing of such registration statement, such notification to describe in detail the proposed registration (including those jurisdictions where registration is required under federal and/or state securities laws and the names of the proposed underwriters, if any, of the Public Offering).  If one or more of such Securityholders requests the Company in writing, within fifteen (15) days of the receipt of such notification from the Company, to include in such registration statement any of such Securityholder’s Shares, then, subject to the remaining provisions hereof, the Company shall use reasonable efforts to include those Shares in the registration statement and to have the registration statement declared effective.  Each such request by a Securityholder shall specify the whole number of Shares intended to be offered and sold by each such Securityholder, shall express each such Securityholder’s present intent to offer such Shares for distribution, shall (subject to the provisions of Section 6.1(c)), if the Company has not arranged for a plan of distribution or other marketing arrangements for such distribution, describe the nature or method of the proposed offer and sale thereof and shall contain the undertaking of each such Securityholder to provide all such information and materials and take all such action as may be reasonably requested in order to permit the Company to comply with all applicable requirements of the SEC and to obtain acceleration of the effective date of such registration statement.  The Company may elect in its sole discretion, at any time prior to the effectiveness of the registration statement (other than a registration statement filed pursuant to a Demand Registration), not to proceed with the registration which is the subject of such notice.  The obligations of the Company under this Section 6.1(b) are subject to the limitations, conditions and qualifications set forth in Sections 6.1(a) and (c).  Any Securityholder may elect, in its sole discretion, to withdraw from any registration statement filed in connection with a Piggyback Event by delivering written notice of such withdrawal to the Company prior to the effectiveness of the registration statement.  If a Securityholder decides not to include (or is precluded from including) all of his, her or its Shares in any registration statement filed by the Company, such Securityholder will nevertheless continue to have the right under this Section 6.1(b) to include Shares in a registration statement filed in connection with a future Piggyback Event, all upon the terms and subject to the conditions as set forth in this Agreement.”

7.                                       Effect on the Securityholder Agreement.  On and after the date hereof, each reference in the Securityholder Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Securityholder Agreement as amended hereby.  Except as expressly modified and amended by this Amendment, all terms, covenants and conditions of the Securityholder Agreement shall remain in full force and effect in accordance with their terms, and the Securityholder Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.”

8.                                       Governing Law.  This Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

9.                                       Severability.  The invalidity of any provision of this Amendment or portion of a provision shall not affect the validity of any other provision of this Amendment or the remaining portion of the applicable provision.

10.                                 Counterparts.  This Amendment may be executed in any number of counterparts, and by facsimile, photo or other electronic means, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first written above.

THERMON GROUP HOLDINGS, INC.

By:
Name:
Title:

CHS PRIVATE EQUITY V LP

By:	CHS Management V LP, its general partner

By:	CHS Capital LLC, its general partner

By:
Name:
Title:

CHS ASSOCIATES V

By:	CHS Capital LLC, its managing general partner

By:
Name:
Title:

[Signature Page to Amendment to Securityholder Agreement]

THOMPSON STREET CAPITAL PARTNERS II, L.P.

By:	Thompson Street Capital II GP, L.P., its general partner

By:	Thompson Street Capital LLC, its general partner

By:
Name:
Title:

CROWN INVESTMENT SERIES LLC — SERIES 4

By:	Longview Asset Management LLC, its manager

By:
Name:
Title:

STAR INVESTMENT SERIES LLC — SERIES 1

By:
Name:
Title:

[Signature Page to Amendment to Securityholder Agreement]